UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2019

ZYNGA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35375	42-1733483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 Eighth Street San Francisco, CA 94103		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 449-9642

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Amendment

This Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by Zynga Inc. (“Zynga”) on January 2, 2019 (the “Current Report”) disclosing that Zynga had completed its previously announced acquisition of 80% of all issued and outstanding shares and other equity securities (including all rights to acquire shares) of Small Giant Games Oy, a Finnish company (“Small Giant”), pursuant to the Share Sale and Purchase Agreement (the “Agreement”) dated December 20, 2018, between the shareholders and option holders (collectively, the “Sellers”) of Small Giant and Zynga.

This Amendment is being filed solely for the purpose of including the historical audited and unaudited financial statements of Small Giant and the pro forma condensed combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Current Report in reliance on the instructions to such items.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired. The audited financial statements of Small Giant as of and for the year ended December 31, 2017 are filed herewith as Exhibit 99.1. The unaudited financial statements of Small Giant as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017 are included therein and filed herewith as Exhibit 99.1.

(b)

Pro forma financial information. The unaudited pro forma condensed combined financial information of Zynga and Small Giant as of and for the nine months ended September 30, 2018 and the year ended December 31, 2017 are filed herewith as Exhibit 99.2.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
99.1

Audited financial statements of Small Giant as of and for the year ended December 31, 2017, and unaudited financial statements as of September 30, 2018 and for the nine months ended September 30, 2018 and 2017

99.2	Unaudited pro forma combined financial information of Zynga and Small Giant as of and for the nine months ended September 30, 2018 and the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZYNGA INC.

Date: March 20, 2019	By:	/s/ Jeff Buckley
Jeff Buckley
Chief Accounting Officer